PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

9. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consists of the following:

	As of December 31,
	2024	2025
Mining machines(1)	$-	$20,298,900
Leasehold improvement	3,976,224	4,128,007
Electronic equipment	620,261	569,462
Furniture	404,188	427,748
Vehicles and canteen equipment	227,745	218,840
Subtotal	5,228,418	25,642,957
Less: accumulated depreciation	2,185,146	7,427,209
Property and equipment, net	$3,043,272	$18,215,748

(1)	As of December 31, 2025, the Group pledged all of its mining machines as collateral under its debt arrangements with Antalpha Digital Pte. Ltd., to maintain compliance with the loan-to-value ratio requirements (refer to Note 12).

In June 2025, the Company entered into agreements with multiple sellers to purchase mining machines with an aggregate hash rate of 3.14 Exahash through the issuance of ordinary shares. The transaction was closed on September 5, 2025, and the acquisition was initially measured at the fair value of the mining machines of $20,298,900 as of the acquisition date. Such fair value was derived from an independent external valuation, with the market approach adopted as the key valuation technique to assess market participant transaction prices for comparable mining equipment. As of December 31, 2025, no impairment loss was recognized in respect of these mining machines, as their carrying value did not exceed their fair value amount.

Depreciation expenses were $592,345, $353,788 and $5,422,902 for the years ended December 31, 2023, 2024 and 2025, respectively.